UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2024

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 18th Avenue South, Suite A Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to Form 8-K amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2024 (the “Original Form 8-K”). The amendment is being filed to amend a transposition of numbers in the disclosure in Item 1.01, amend the disclosure in Item 3.01 and include a new webinar link in the disclosure in Item 7.01. No other changes have been made to the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

Revenue Interest Purchase Agreement

On April 19, 2024, the Registrant entered into a Revenue Interest Purchase Agreement (the “Revenue Interest Purchase Agreement”) with an individual accredited investor, pursuant to which the investor purchased a revenue interest from the Registrant for $500,000.

As consideration for such payment, commencing on June 1, 2024 and continuing thereafter until all amounts are repurchased by the Registrant pursuant to the terms of the Revenue Interest Purchase Agreement, the investor has a right to receive $50,000 per month from the Registrant generated from its operating subsidiaries (the “Revenue Interest”).

Under the Revenue Interest Purchase Agreement, the Company has an option (the “Call Option”) to repurchase the Revenue Interest at any time upon two days advance written notice. Additionally, the Purchasers have an option (the “Put Option”) to terminate the Revenue Interest Purchase Agreement and to require the Registrant to repurchase future Revenue Interest upon the Registrant consummating a public offering pursuant to Regulation A. The repurchase price to be paid by the Registrant will be, if the Call Option or the Put Option is exercised (i) $700,000 if repurchased on or before May 31, 2024; and (ii) $770,000 after June 1, 2024; in each case of (i) or (ii), minus all Revenue Interest or other payments made by the Registrant to the investor prior to such date.

In addition, the Revenue Interest Purchase Agreement contains various representations and warranties, covenants and other obligations and other provisions that are customary for a transaction of this nature.

The foregoing description of the material terms of the Revenue Interest Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Revenue Interest Purchase Agreement, a copy of which is filed as Exhibit 10.1 herewith and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 under the heading “Revenue Interest Purchase Agreement” is incorporated by reference under this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K dated October 27, 2023, on October 23, 2023, the Registrant received a written notification (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Registrant was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”), as the Registrant’s closing bid price for its common stock, par value $0.001 per share, was below $1.00 per share for the thirty (30) consecutive business days prior to the date of the Notice from Nasdaq.

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On April 23, 2024, the Registrant received notice from Nasdaq indicating that, while the Registrant has not regained compliance with the Bid Price Requirement, Nasdaq has determined that the Registrant is eligible for an additional 180-day period, or until October 21, 2024, to regain compliance. According to the notification from Nasdaq, the staff’s determination was based on (i) the Registrant meeting the continued listing requirement for market value of its publicly held shares and all other applicable Nasdaq initial listing standards, with the exception of the minimum bid price requirement, and (ii) the Registrant’s written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. If at any time during this second 180-day compliance period, the closing bid price of the common stock is at least $1 per share for a minimum of 10 consecutive business days, Nasdaq will provide the Registrant with written confirmation of compliance. If compliance cannot be demonstrated by October 21, 2024, Nasdaq will provide written notification that the common stock will be delisted. At that time, the Registrant may appeal Nasdaq’s determination to a Hearings Panel.

Item 7.01 Regulation FD Disclosure.

Press Releases

On April 18, 2024, the Registrant issued a press release entitled “American Rebel Reaches Distribution Agreement with Standard Beverage Corporation of Kansas for American Rebel Beer.” A copy of the press release is attached hereto as Exhibit 99.1.

On April 22, 2024, the Registrant issued a press release entitled “American Rebel Reaches Distribution Agreement with Best Brands of Tennessee for American Rebel Beer.” A copy of the press release is attached hereto as Exhibit 99.2.

Webinar

On April 22, 2024, the Registrant’s management team participated in a webinar investor presentation discussing its Regulation A public offering and the launch of American Rebel Beer. The webinar can be accessed at https://americanrebel.com/webinar/.

The press releases and webinar contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	$500,000 Revenue Interest Purchase Agreement dated April 19, 2024
99.1	Standard Beverage Corporation of Kansas Press Release dated April 18, 2024
99.2	Best Brands of Tennessee Press Release dated April 22, 2024
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: April 25, 2024	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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